Lender Presentation August 9, 2021 Exhibit 99.1

Disclosure This document contains statements which constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“Reform Act”). All statements other than statements of historical fact included or incorporated by reference in this document are forward-looking statements, including, without limitation, statements regarding the Company’s plans, objectives, goals, intentions, projections, strategies, future events or performance, and underlying assumptions. The words “may,” “if,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “continue,” “forecast,” “intend,” “promote,” “seek,” and similar words and expressions are generally used and intended to identify forward-looking statements. For example, statements regarding operating margin patterns, customer growth, the composition of our customer base, seasonal patterns, payment of debt, interest savings, replacement market and new construction market, forecasted operating cash flows and results of operations, sufficiency of working capital and current credit facility, the Company’s views regarding its liquidity position, projected financial performance and contract renewals are forward-looking statements. All forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, customer growth rates, conditions in the construction market, the effects of regulation/deregulation, changes in capital requirements and funding, the impact of conditions in the capital markets on financing costs, changes in construction expenditures and financing, changes in operations and maintenance expenses, accounting changes, future liability claims, results of bid work, impacts of structural and management changes, construction expenses, differences between actual and originally expected outcomes of Centuri construction agreements, competition, and our ability to raise capital in external financings. In addition, the Company can provide no assurance that its discussions regarding certain trends relating to its financing and operating expenses will continue in future periods. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that the indicated results or events will not be realized. We caution you not to unduly rely on any forward-looking statement(s). All financial figures and calculations reference Company provided documents and may not match the audited financials due to adjustments and the exclusion of certain subsidiaries. We use certain information in this presentation that has been obtained from third parties, including Riggs Distler & Company, Inc. While we believe this information to be accurate, we have not independently verified all such information. This presentation shall not be deemed an offer to sell, or a solicitation of an offer to purchase, any securities of Southwest Gas Holdings, Inc. or its subsidiaries. Certain non-GAAP measures are used in this presentation, including EBITDA. For definitions of such non-GAAP measures and reconciliations to the most comparable GAAP measure, see the Appendix to this presentation

Centuri Group, Inc. (“Centuri” or the “Company”) is a comprehensive utility services enterprise dedicated to delivering a diverse array of solutions to North America’s gas and electric providers The Company generated LTM 6/30/21 revenue and compliance EBITDA of $2,013 million and $218 million, respectively On June 28th, 2021, Centuri entered into a definitive agreement to acquire Riggs Distler & Company, Inc. (“Riggs”) for a total enterprise value of $855 million Riggs, a union electric utility services contractor primarily focused in the Northeastern U.S., generated LTM 6/30/21 revenue and adjusted EBITDA of $479 million and $61 million, respectively On a run-rate basis, Riggs generated $76 million of adjusted EBITDA (including 14 incremental Master Service Agreements (“MSAs”) awarded with two utility providers (who are existing customers), which are expected to contribute an incremental ~$14 million of EBITDA by year-end 2022) The acquisition enhances Centuri’s scale, geographic footprint, service offerings and financial profile, while retaining its MSA-driven utility services profile with long-term contracts and multi-decade average customer tenure with high quality counterparties Pro forma for the acquisition, the combined company generated LTM 6/30/21 revenue and run-rate adjusted EBITDA of $2,492 million and $294 million1, respectively; note that Centuri has not modeled any cost synergies for the acquisition due to minimal overlap in the businesses today The acquisition is expected to close in August or September, subject to regulatory approvals Executive Summary 1 Includes $14 million of run-rate adjustments from 14 new MSAs with two existing utility customers expected to be fully realized by year-end 2022 Source: Riggs provided financials; Riggs audited financial statements | Note: Totals may not sum due to rounding

Centuri Overview

CENTURI OWNED BY INVESTMENT-GRADE RATED SWX Include SWX on this slide too and its rating & a blurb that Centuri represents []% of revenue and net income for SWX How long SWX has owned etc. Slide 47 of 2018 lender deck is good starting point Southwest Gas Holdings, Inc. (traded on NYSE:SWX) is a holding company that owns all of the shares of common stock of Centuri and Southwest Gas Corporation (“Southwest Gas”) Centuri represents SWX’s “utility infrastructure services” segment, which comprised ~59% and ~32% of SWX revenue and net income, respectively, for 2020 Source: Centuri management Baa2 / BBB+ / BBB+ Baa1 / A- / A- Gas Utility Group Electric Utility Group Canada Group

Source: Centuri management Swx and centuri: an aligned partnership “SWX and Centuri continue to provide a well-aligned partnership. Our shared vision includes a regulated utility cost of service focus and appreciation of the nuances of regulated utility models, a common cultural focus on safety, quality, infrastructure spending and replacement themes, shared market knowledge and utility relationships, operating scale, best practices and an extensive talent base and shared procurement cost efficiencies.” Regulated utility cost-of-service focus Appreciation of regulated utility model Common cultural focus on safety and quality Infrastructure spending / replacement theme Shared market knowledge and utility relationships Operating scale, best practices and talent base Shared procurement and cost efficiencies Business mix focus on recurring, long-term, stable cash flows Allows execution of growth plan Provides additional cash flow to support investments Improves scale and diversification Provides exposure to attractive electric utility market Increases scope of investment opportunities Expands future optionality Centuri is a Partner Subsidiary with Shared Vision… …Driving Scale, Growth and Optionality for SWX “Centuri brings value to SWX shareholders over a range of future scenarios through continued transaction integration and execution of our growth plan, enhanced diversification from a service offerings and geographic footprint perspective and improved strategic optionality” “The Centuri platform continues to be a really good partner with SWX…the focus on our utility services, the opportunity to lean into electrics, renewables and 5G, increased earnings and cash flows…we think there’s a lot of continued growth promise in the organization” – John Hester (SWX CEO), June 29th, 2021 M&A Call

COMPANY HISTORY

CENTURI






CANADA
A CENTURI COMPANY



SAFETY


Year	Milestone	Description
1967	NPL Founded	NPL was founded in Gonvick, Minnesota as Northern Gas Line Constructors. Over fifty years later NPL is still serving its very first customer, now known as Minnesota Energy Resources (MERC)
1987	Phoenix Move	With a focus on national growth, NPL relocates its corporate headquarters to Phoenix, Arizona
1996	Southwest Gas	NPL becomes a wholly-owned subsidiary of Southwest Gas Corporation, following completion of a $24 million acquisition
2000	Strategic Alliances	Strategic Alliances developed to meet the long term needs of key customers
2014	Strategic Growth	With a 100-year vision for growth and diversification, Centuri Construction Group is established as a holding company and enters the Canadian market with the acquisition of Link-Line Group of Companies. Revenue exceeds $1 billion in first full year of combined company (2015)
2017	Neuco Acquisition	Centuri expands its geographical reach in the U.S. to include New England with the acquisition of New England Utility Constructors, Inc. (Neuco)
2018	Industry Leadership	Centuri is ranked #12 in ENR's Top 600 Specialty Contractors. Centuri grows electric T&D services and expands geographic reach into the U.S. Gulf Coast region with the acquisition of Linetec Services, LLC
2020	Record Achievements	Company-wide record safety performance. Annual revenue increases to $1.95 billion. Electric Utility segment exceeds 20% of revenue
2021	Riggs Acquisition	Riggs acquisition expands Centuri union electric utility distribution services and adds significant access to renewables and 5G Datacom

THINK AHEAD »

Source: Centuri management

7

CENTURI At A glance Comprehensive utility services enterprise dedicated to delivering a diverse array of solutions, including replacement and installation work, to North America’s gas and electric providers Headquartered in Phoenix, Arizona with more than 9,000 employees during peak season serving primarily utility customers across the U.S. & Canada 50+ year operating history with significant growth trajectory, particularly with recent expansion into electric utilities 77% of revenue from multi-year MSAs1 that drive stable, recurring revenue Heavily weighted toward unit price and time and materials contracts, with limited fixed-price lump-sum bids Strong blue-chip customer base with primarily investment grade credit-rated, investor-owned utilities and municipalities Operates in two key segments across the U.S. and Canada: Gas Utility: provides installation, replacement and maintenance of gas distribution, local transmission, station and storage facilities Electric Utility: provides transmission line, distribution line, substation and storm restoration electric services End Market Breakdown Source: Centuri management; Centuri financial statements Historical Revenue Historical Compliance EBITDA & Margin ($ in millions) ($ in millions) Revenue1 Gross Profit1 11.9% 10.2% 11.2% 1 As of LTM 6/30/21 Overview

COMPANY OVERVIEW

CENTURI

	Gas Utility		
Business	mpl (A CENTURI company)	neuco (A CENTURI company)	CANYON PIPELINE (A CENTURI company)
Headquarters	Phoenix, Arizona	Lawrence, Massachusetts	Salt Lake City, Utah
Year Founded	1967	1972	2016
Primary Services	» Distribution and urban pipeline construction » Pipeline integrity management » Station and facility construction	» Distribution and urban pipeline construction » Trenchless technology	» Urban pipeline construction » Pipeline integrity management
Key End Market	» Regulated gas utilities » Regulated combo utilities	» Regulated gas utilities » Regulated combo utilities	» Regulated gas utilities » Regulated combo utilities
Geography	» Throughout the U.S.	» Massachusetts, New Hampshire, Maine	» Utah, Nevada, Arizona
Select Customers	Nicor Gas, SoCalGas, Columbia Gas, Southwest Gas, Washington Gas, Peoples Gas	national grid, Eversource, Unitil	Dominion Energy, Southwest Gas
Contract Type[1]	 Bid 27% MSA [VALUE]	 Bid 13% MSA [VALUE]	 Bid 7% MSA [VALUE]
Employees	~4,500	~300	~225
Union Workforce	Yes	No	No

THINK AHEAD »

[1] As of LTM 6/30/21

Source: Centuri management

9

COMPANY OVERVIEW (CONT'D)

CENTURI

	Electric Utility		Canada Group	
Business	Linetec Services	National Powerline	NPL Canada	WSN Construction
Headquarters	Alexandria, Louisiana	Phoenix, Arizona	Vaughan, Ontario	Cambridge, Ontario
Year Founded	2014	2019	1994	1996
Primary Services	» Utility pole wire maintenance » Transmission and distribution line construction » Emergency electrical services restoration		» Distribution and urban pipeline construction » Pipeline integrity management » Telecommunication & electric underground construction & fabrication » Fabrication, gas pipeline, civil and industrial » Airport fueling systems	
Key End Market	» Large investor-owned utilities (electric and combo) and municipalities		» Primarily regulated gas utilities	
Geography	» Throughout the Southeast, Southwest and Gulf Coast		» Alberta, British Columbia and Ontario	
Select Customers	Southern Company, Dominion Energy, Duke Energy, American Electric Power, OG&E, Entergy, aps		Enbridge, Union Gas, TransCanada, Toronto	
Contract Type[1]	Bid 19% MSA 81%		Bid 25% MSA 75%	
Employees	~1,500		~750	
Union Workforce	No (Linetec) / Yes (National Powerline)		Yes	

[1] As of LTM 6/30/21
Source: Centuri management

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Centuri Corporate Headquarters Canyon Pipeline Linetec Services Neuco NPL NPL Canada National Powerline WSN Construction broad existing geographic footprint Operations in 55 primary locations across 40 states and provinces in the U.S. and Canada 37 U.S. States 3 Canadian Provinces Over 1,200 active crews and over 9,000 employees at peak season that are geographically dispersed by business unit Centuri’s Significant North American Presence Across Key Business Units Electric Utility Canada Group Gas Utility >9,000 employees supporting North American gas and electric utilities at peak season Existing Centuri Footprint Source: Centuri management

Diverse, blue-chip customers Top 20 Customers1 | >89% of Revenue from Regulated Utilities Note: Totals may not sum due to rounding | Source: Centuri management 1 As of LTM 6/30/21 2 Denotes Parent Company Rating; Opco customer unrated Customer # Credit Rating Revenue as % of Total Revenue ($ in Millions) Relationship Length (Yrs) Contract Length (Yrs) 1 A2/A $244 43 5 2 Baa1/A-2 119 25 7 3 A2/A 113 20 5 4 Baa1/A- 113 36 4 5 Baa2/BBB+ 112 7 3 6 A3/BBB+ 98 14 6 7 A2/A- 97 17 5 8 Baa2/A- 92 4 3 9 A3/A- 90 26 12 10 Baa2/BBB+ 84 44 3 11 Baa2/BBB+ 68 14 8 12 Baa2/A- 61 21 5 13 A3/A 54 27 10 14 Baa2/BBB+ 49 4 4 15 A3/BBB+ 47 32 8 16 Baa1/BBB+ 43 5 2 17 A2/A-2 39 54 7 18 A2/A- 36 5 3 19 A2/A- 31 29 5 20 Baa2/BBB+ 27 25 7 Total – Average $1,617 23 6

DIVERSE REVENUE STREAMS UNDERPINNED BY STABLE MSA AGREEMENTS

CENTURI

Contract Overview

- Centuri has two types of agreements with its customers: master service agreements ("MSAs") and bid contracts
  - Under MSAs, customers issue work authorizations that describe the location, timing, and other details regarding a job; each work authorization is generally a single performance obligation
  - Generally bid contracts are performed for existing utility customers
  - **~77% of Centuri's revenue[1] is contracted under multi-year MSA agreements with extension options, providing recurring revenue and earnings stability**
- MSA and bid contracts are structured as either fixed price, unit price, or time and materials
  - Fixed price: set amount received for entire project scope
  - Unit price: pre-set price for discrete units of work in contract
  - Time and materials: pre-determined per-hour rates for employees and other direct costs
  - **~91% of Centuri's revenue[1] is generated from time and materials or unit price contracts, driving margin stability and minimizing risk**

Diverse Service Offerings…

Work Type[1]



Electric 22%
Gas New 9%
Pipeline Integrity 6%
Other Utility Services 10%
Gas Replacement 53%

…Anchored by Strong Contractual Agreements

Contract Pricing Type[1]



Unit Price 67%
Fixed Price 9%
Time and Materials 24%

Contract Structure Type[1]



Bid 23%
MSA 77%

THINK AHEAD »

[1] As of LTM 6/30/21; % of Revenue
Source: Centuri management

13

PROVEN BUSINESS STRATEGY AND TRACK RECORD OF SUCCESSFUL ACQUISITION INTEGRATIONS

CENTURI

- Acquisition strategy has allowed Centuri to diversify its utility services platform and expand its geographic footprint
- Disciplined and targeted approach to evaluating opportunities, including strategic fit and synergy opportunities
- SWX has been supportive of Centuri's acquisition strategy, providing meaningful contributions in connection with acquisition financing
  - SWX commitment to cover the remaining 20% equity buyout of Linetec from 2022-2024; redeemable non-controlling interest fair value of $201 million recorded at 6/30/21

Acquisition History

Year	Business	Purchase Price	Key Features & Achievements
2014	NPL Canada / WSN Construction (f/k/a Link-Line Group of Companies)	$205 million[1]	» Expansion into Canadian market » Added Canada's 3 largest gas utilities as customers
2017	NEUCO	$100 million	» Expansion into New England » Entry into non-union gas market » Cumulative net cash returned through 2020 equals ~80% of purchase price
2018	Linetec Services	$379 million[2]	» Expansion into Southeastern U.S. » Entry into non-union electric market » Significant equity contribution from SWX » Doubled size of business in first 25 months of ownership
2021	Riggs Distler	$855 million	» Expansion into Northeast and Mid-Atlantic » Expansion within union electric market » Expansion into 5G Datacom and renewables end markets » Enhanced ESG profile

[1] $191 million of cash paid at close along with seller retained equity
[2] $303 million funded at close for 80% equity stake; remaining 20% to be purchased from 2022-2024

Source: Centuri management

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14

Riggs Distler Overview

Riggs At A glance Leading utility services contractor (electric & gas) in the Mid-Atlantic and Northeast U.S. Headquartered in Cherry Hill, NJ with ~1,500+ employees 110+ year operating history with significant recent growth due to 16 newly awarded incremental MSAs (including 14 with two existing utility customers) 74% of revenue derived from multi-year MSAs1 119 MSAs including key client relationships with Exelon, Avangrid, National Grid and PSE&G Long-standing relationships with top customers, with no customer representing more than 15% of revenue1 Operates in two reportable segments: Utility Segment: provides overhead and underground electric distribution services, overhead electric transmission, substation, gas distribution and 5G Datacom services Other Infrastructure Services Segment: provides mechanical, electrical and heavy civil services to a variety of customers including heavy industrial, renewable, utility & generation and government Segment Breakdown1 1 As of LTM 6/30/21 Source: Riggs provided financials; Riggs audited financial statements Historical Revenue Historical Adjusted EBITDA & Margin ($ in millions) ($ in millions) Revenue Adjusted EBITDA Overview

MARKET LEADER IN NORTHEAST & MID-ATLANTIC

CENTURI

Riggs By the Numbers

20
States Served

200+
Annual Customers

~120
Customer MSAs

19
Company Facilities

1,200+
Company Vehicles

800+
Operating Equipment Units

Geographic Footprint



Riggs Location
Current Riggs Market
Expansion Opportunity
Riggs Storm Work Coverage[1]
>1,500 employees

THINK AHEAD »

[1] Out-of-system storm work accounted for less than 1% of revenue in 2020 and ~2.5% on average from 2018-2020

Source: Riggs provided financials and information

17

Ability to serve the entire utility and infrastructure value chain Source: Riggs provided financials and information Unique Ability to Serve All Customer Needs Why it Matters to Customers Platform supports transmission, distribution, substation, conventional and renewable generation, 5G datacom and other infrastructure services Riggs primarily self-performs all work, which eliminates the need for subcontractors, optimizes scheduling, reduces costs and improves quality Skilled union workforce and extensive footprint enable rapid response for normal-course and emergent work Consolidate spend with a single, trusted provider Single provider streamlines project delivery and reduces costs by eliminating layers of markup and duplicative indirect costs Self-performing work ensures consistent execution, quality and accountability Keeping Critical Infrastructure Operating at Peak Performance Generation Distribution Automation Services Distribution Substation Transmission Substation Step-Up Transformers Power Station Electrical Infrastructure EV Infrastructure Offshore Wind Solar Panel Installation Battery Storage Small Cell Installation and Maintenance Processing Plant Storage Regulators/Meters Industrial Infrastructure Telecom Renewables Infrastructure Comprehensive service Capabilities cover the entire Utility and Infrastructure Value chain Turnkey capabilities equip Riggs to serve as a one-stop shop for customers, resulting in revenue opportunities across the utility and infrastructure landscape

LONG-STANDING RELATIONSHIPS WITH BLUE-CHIP CUSTOMERS

CENTURI

- Average relationships with top utility customers approaching 25 years
- Complementary to Centuri's 23-year average tenure for top 20 customers
- Extensive relationship and long-term contracts with major investor-owned utilities in the Mid-Atlantic and Northeast U.S.
- Largest customer accounts for 15% of revenue, with no other single customer accounting for >12% of revenue[1]
- Many customer relationships have multiple discrete MSAs, which are highly sticky contracts

No material overlap between Riggs' top 10 customers and Centuri's top 20 customers

Customer	Credit Rating	MSAs	Utility	Other	Current Services	% of Revenue[1]
1	Baa1/A-	5	√		OHD, UGD, OHT, Matting, Substation	15%
2	A2/BBB+	6	√		OHD, UGD, Substation, Gas, Civil, Electrical	12%
3	Baa2/A-	2	√		Gas	6%
4	A3/A	5	√	√	OHD, UGD, OHT, Matting, Gas, Civil, Electrical	5%
5	Baa1/A-	4	√		OHD, OHT, Matting, Gas	4%
6	Baa2/BBB+	3	√		OHD, OHT, Matting	4%
7	A3/A- [2]	-		√	Electrical	3%
8	A2/A-	6	√	√	OHD, OHT, Substation, Electrical, Mechanical	3%
9	Baa1/A-	3	√		OHD, OHT, Substation	3%
10	A3/A-	5		√	Mechanical, Electric, Civil	2%
Total						**57%**

[1] As of LTM 6/30/21
[2] Denotes Parent Company Rating; Opco customer unrated
Source: Riggs provided financials and information

Note: OHD = Overhead Distribution; UGD = Underground Distribution; OHT = Overhead Transmission

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HIGHLY RECURRING REVENUE UNDERPINNED BY LONG-TERM msas AND STABLE CONTRACTS Riggs has 60 unique utility MSAs and 59 non-utility MSAs across multiple geographies Annual volumes consistent given steady rate base driven nature of utility spending programs Work across both segments is predominantly small ticket, short in duration and driven by ongoing maintenance requirements The percentage of revenue generated from MSAs is expected to increase through 2022 onwards driven by ramp up of newly won MSAs and expected utility revenue synergies While Riggs maintains a component of fixed price work it is able to maintain stability and predictability of cash flows by: Performing primarily recurring maintenance oriented work under short-term and small-dollar jobs Predominantly working with established customers; ~80% of fixed price done under MSA contracts and over 60% with utility customers Utility MSA Count Contract Structure Type1 Contract Pricing Type1 1 As of LTM 6/30/21; based on % of revenue Source: Riggs provided financials and information

Riggs adds significant cross-sell and growth opportunities Core Growth Transformational Growth Cross-Sell Geographic Expansion 5G Datacom Buildout Renewables New Customers & Contracts Strong revenue growth from recent MSA wins Opportunities for wallet share capture through utility customer cross-sell from double-breasted profile Three near-term, adjacent geographies identified for expansion High growth opportunities from existing MSAs and expected renewals High growth offshore wind and other energy transition driven opportunities Compelling, Multi-Pronged Growth Avenues Growth under existing contract vehicles driven by favorable industry tailwinds of electrification and reliability Expansion of customer relationships, both with newly awarded contracts and cross-sell opportunities, e.g. Expansion of Riggs’ electric business with Centuri’s Midwest customers Acceleration of gas business growth with Riggs’ electric customers Further leveraging of relationships, capabilities and footprint to enter attractive service adjacencies Proven Integration Strategy Centuri intends to follow integration playbook from prior successful acquisitions focused on supporting Riggs growth Intention is to operate Riggs as a standalone business unit, retaining both existing management team and all employees Centuri focuses on revenue growth in acquisitions, do not pursue acquisitions based on cost synergies and none included in forecast Riggs’ Growth Avenues

CENTURI INTENDS TO RETAIN KEY MEMBERS OF RIGGS MANAGEMENT

CENTURI

- Post acquisition, the Riggs management team will continue to manage the Riggs business as a standalone operating company
- Similar to the Neuco and Linetec acquisitions, Centuri intends to retain key members of management via multi-year employment agreements, signing bonuses and earn-up incentive programs
- Riggs' management team averages approximately 23 years of industry experience, with CEO Steve Zemaitatis, Jr. having a 20+ year tenure with Riggs

Executives	Riggs Tenure	Industry Tenure
Steve Zemaitatis, Jr. *President & CEO*	22 years	22 years
Albert Fosbenner *CFO*	2 years	25 years
Craig Zemaitatis *VP Overhead Distribution*	15 years	16 years
Manfred Konrath *VP Underground Distribution*	37 years	37 years
Scott Zemaitatis *VP Transmission*	17 years	19 years
Scott Donadio *VP Gas Distribution*	4 years	22 years
Chris Johnston *VP Electrical & Substation*	3 years	24 years

Executives	Riggs Tenure	Industry Tenure
Kenneth Mckay *VP General Counsel*	5 years	15 years
William Fischer *VP Heavy Industrial*	5 years	20 years
Craig Belfato *VP Mechanical*	2 years	20 years
Paul Creedon *VP Civil*	5 years	25 years
Jason McKay *Chief Information Officer*	4 years	21 years
Richard Neill *Senior Director of EHS*	3 years	28 years
Joseph Mason *Corporate Fleet Manager*	9 years	24 years
Average	**~10 years**	**~23 years**

THINK AHEAD »

Source: Centuri & Riggs Management

22

Acquisition Rationale

Riggs is THE PERFECT FIT FOR CENTURI… Source: Centuri management Enhances electric utility distribution service capabilities, with ability to cater to union and nonunion markets Access to attractive service adjacencies with outsized growth prospects in electrification, 5G and renewables Complementary footprint with scale in a new attractive geography Strong cultural alignment with shared focus on safety World-class management teams bringing together expanded relationships and best practices Retains low-risk, recurring, MSA-driven utility distribution services profile Combining our existing industry-leading utility services platform with a scaled, union electric utility distribution focused provider A Perfect Complementary Fit A Balanced Service Provider Union Gas Utility Union Electric Utility Nonunion Gas Utility Nonunion Electric Utility

...COMPLEMENTS CENTURI'S EXISTING BUSINESS...

CENTURI

	Centuri	Riggs
Business Overview	» Utility services enterprise dedicated to delivering a diverse and comprehensive array of solutions to North America's gas and electric providers	» Utility infrastructure services contractor with a primary focus on union electric and secondary work in gas distribution and power generation, including renewables and industrial services
Geographic Footprint	» 55 primary locations across 37 states and 3 provinces in the U.S. and Canada, respectively	» 19 company facilities serving 20 states with a focused presence in the Northeast and Mid-Atlantic
Financial Summary (LTM 6/30/21)	» Revenue: $2,013 million » Compliance EBITDA: $218 million (~11% margin)	» Revenue: $479 million » Adj. EBITDA: $61 million (~13% margin)

Utility Service Revenue Mix[1]

Centuri:



Other Utility Services 14%
Electric Utility 22%
Gas Utility 64%

Riggs:



5G Datacom 4%
Other Utility Services 8%
Other Infrastructure Services 24%
Electric Utility 52%
Gas Utility 12%

	Centuri	Riggs
MSA Revenue Contribution[2]	***75%+***	***70%+***

[1] Riggs and Centuri utility service revenue mix as of LTM 6/30/21
[2] As of LTM 6/30/21
Source: Centuri management & Riggs historical financials

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2017 Centuri Transformation 2021E Pro Forma Centuri1 Business Units Addition of electric utility creates comprehensive "pure-play" utility distribution services platform Revenue ($ in millions) $1,246 2x+ increase in revenue $2,500 Adjusted EBITDA Margin ~8% ~340 bps margin expansion ~11% Projected Growth Mid-Single Digit 2 Attractive growth profile Double Digit 3 MSA as % of Revenue 71% Growing MSA orientation 76%4 Gross Profit by End Market 4 Increased access to electric utility distribution …Enhances Scale & diversification… 1 Reflects 2021 estimated figures unless otherwise noted 2 2017-2019 CAGR 3 2021-2023 CAGR 4 Pro forma is LTM 6/30/21 Source: Centuri management

...ADDS ESG OPPORTUNITIES...

CENTURI

- Provides real ESG market messaging opportunity for SWX and Centuri with renewable projects Riggs has accomplished so far
- Riggs has experience building several of the renewable opportunities Centuri has been assessing
  - Solar Projects
  - Anaerobic Digester Facilities
  - Battery Storage
  - EV Charging
  - Fuel Cells
  - Microgrid
- Increases pipeline replacement capabilities which dramatically reduce methane emissions through system modernization and leak repair
- Participation in Offshore Wind ("OSW") projects when finally realized
- Riggs resume improves overall SWX ESG narrative

Tracking & Reducing Direct Carbon Emissions

Adopting Centuri GHG Reduction Goal

CO_2 ↓ 25% by 2030

Renewables and Clean Power Services Enabling GHG Savings and Resiliency

A leading **experienced partner** to utilities in:

EV Charging Infrastructure	*Fuel Cells*	*Battery Storage*
Smart Meters	*RNG*	*Microgrids*

Offshore Wind Services

Positioned to support expected wave of U.S. off-shore wind projects **critical to decarbonizing** coastal population centers

100+ Years of Safety

Proven safety culture and excellent safety track record over 100+ year history

Community | **Diversity, Equity and Inclusion**

Established community partner program and employee "Helping Hands" philanthropic initiative

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Source: Centuri management

27

...AND REINFORCES CENTURI'S BUSINESS PROFILE

CENTURI

Centuri + Riggs creates a premier diversified utility services company with balanced growth optionality

Low Risk…

Revenue by Contract Structure [1]



Bid
24%
MSA
76%

Revenue by Contract Type [1]



Fixed Price
15%
T&M and
Unit Price
85%

…Plus Favorable Competitive Position…

	CENTURI	QUANTA	MasTec	Primoris	MYR GROUP
Double-breasted workforce	✓	✓	✓	✓	✓
Gas distribution services	✓	✓	✓	✓	×
No cross-country pipeline projects	✓	×	×	×	✓
Electric distribution services	✓	✓	✓	✓	✓
No cross-country electric transmission projects	✓	×	×	×	×
Enhanced ESG profile / Access to high-growth 5G	✓	✓	✓	✓	✓

Denotes significantly increased capabilities from Riggs acquisition (green dashed box: Double-breasted workforce, Electric distribution services) — Denotes new capability from Riggs acquisition (blue dashed box: Enhanced ESG profile / Access to high-growth 5G)

…Drives Highest Growth and Least Volatility

Rank	10Y EBITDA CAGR[2]	10Y EBITDA Volatility[3]
1	CENTURI	CENTURI
2	MasTec	Primoris
3	MYR GROUP	MasTec
4	Primoris	QUANTA
5	QUANTA	MYR GROUP

Highest growth ↑ — Least volatile ↑

[1] Pro forma Centuri and Riggs; LTM as of 6/30/21
[2] Compound Annual Growth Rate (CAGR) rankings based on change from 12/31/2010 to 12/31/2020
[3] Volatility rankings based on Standard Error of the Regression (SER) statistics for 10 years ended 12/31/2020

Source: Centuri management

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Key credit Highlights

Highly Experienced Management Team Blue Chip Customer Base with Longstanding Relationships Commitment to a Conservative Credit Profile Consistent Free Cash Flow Generation Key Credit Highlights Recurring and Stable Revenue from MSAs Leading Utility Services Company Favorable Industry Tailwinds 1 2 3 4 5 6 7

Enhanced scale & diversification… Existing Centuri Footprint Riggs Footprint Solidified North American Leader Diverse Earnings Composition2 1 1 As of LTM 6/30/21; pro forma Centuri and Riggs; EBITDA includes $14 million of run-rate adjustments from 14 new MSAs with two existing utility customers expected to be fully realized by year-end 2022 2 As of LTM 6/30/21; Geography and Customer Type based on Revenue; End Market by Gross Profit Over 10,500 employees supporting North American gas and electric utilities at peak season $2,492 million of Revenue1 $294 million of Adjusted EBITDA1 End Market Source: Centuri management Geography Customer Type

…Creates Top player in utility SERVICES sector 1 Top 10 Utility Services Firms1 Source: ENR “The Top 600 Specialty Contractors”; October 2020; Company management 1 By 2019 Utility Revenue; includes Centuri + Riggs utility only pro forma FY 2019 revenue; MasTec pro forma for acquisition of Intren in May 2021 ($ in millions) Fourth largest utility services provider by total revenue

2

CONSISTENT FREE CASH FLOW GENERATION

CENTURI

- **$400+ million of Free Cash Flow generation since 2018**
- Key cash flow drivers:
  - Stable, recurring revenue supported by majority MSA contract structure
  - Modest maintenance CapEx requirements, averaging ~2% of revenue over the last 3 years

RIGGS DISTLER

- **$100+ million in Free Cash Flow generation since 2018**
- Key cash flow drivers:
  - Accelerated growth from recent MSA contract wins
  - Modest maintenance CapEx requirements, averaging ~2% of revenue over the last 3 years

Allows Centuri to delever quickly and predictably following debt-financed acquisitions

Free Cash Flow and Free Cash Flow Conversion [1]



($ in millions)
Free Cash Flow
Free Cash Flow Conversion
$109
77%
$123
69%
$183
84%
$190
87%
2018
2019
2020
LTM 6/30/21



($ in millions)
Free Cash Flow
Free Cash Flow Conversion
$30
73%
$34
83%
$48
86%
$54
88%
2018
2019
2020
LTM 6/30/21

[1] Free Cash flow defined as Compliance/Adjusted EBITDA – Maintenance Capex (as defined in the prior Credit Agreement for Centuri); Conversion defined as (FCF / Compliance/Adjusted EBITDA)

Source: Centuri & Riggs Financials

THINK AHEAD »

33

3

COMMITMENT TO CONSERVATIVE CREDIT PROFILE WITH PROVEN DE-LEVERAGING

CENTURI

- Centuri has a demonstrated history of prudence and discipline when managing its balance sheet, despite being acquisitive
- Significant cash flow generation has allowed Centuri to consistently and quickly delever below its total leverage target of 3.0x following acquisitions
- Meaningful balance sheet support provided by parent equity contributions from SWX
  - SWX contributed $235 million in connection with the acquisition of an 80% stake in Linetec in 2018
  - SWX commitment to cover the remaining 20% equity buyout of Linetec from 2022-2024; redeemable non-controlling interest fair value of $201 million as of 6/30/21

Net Leverage[1] Over Time



Link-Line Acquisition October 2014
Neuco Acquisition November 2017
Linetec Acquisition November 2018
SWX contributed $235 million or ~75% of upfront cash payment for 80% equity stake, reducing leverage at close
SWX commitment to cover the remaining 20% equity buyout of Linetec from 2022-2024
Riggs Acquisition August 2021
1.9x
1.7x
1.7x
2.7x
1.5x
1.9x
1.4x
4.4x
2014
2015
2016
2017
2018
2019
2020
Pro Forma Q2'21

Peak leverage occurs in Q2 and Q3 due to working capital needs while trough occurs at year end

[1] Defined as (Total Funded Debt – Unrestricted Cash & Equivalents) / LTM Pro Forma Compliance EBITDA (pro forma for the full 12-month impact of any acquisitions made during that fiscal year); Please reference the Appendix for a reconciliation
Source: Centuri financials

THINK AHEAD »
34

Highly visible, Recurring revenue from Customer contracts 4 Growing Utility MSA Count1 Sticky, multi-year MSAs with high renewal rates ensure consistent volume and create a stable revenue base Low-single digit built-in price escalators in MSAs to drive continued growth across existing contract base Growing MSA count, heavily weighted toward unit price and time and materials contracts that drive stable margins No material contract losses 1 As of LTM 6/30/21; pro forma Centuri and Riggs Favorable Contract Mix Contract Type1 Contract Structure1 Source: Centuri and Riggs management provided information

~25 Years Weighted Average Customer Tenure1 ~5 Years Weighted Average Contract Length1 Well-tenured, blue-chip utility customer base Denotes new Centuri customers from Riggs acquisition Gas Electric Combination All other 52% Top Customer 10% Top 10 Customers 47% 1 Based on top 20 customers as of LTM 6/30/21 Key Blue Chip Customers Key Statistics 5 Source: Centuri management

38 39 FAVORABLE INDUSTRY TAILWINDS: AGING UTILITY INFRASTRUCTURE Utility Capital Expenditures: History and Forecast Regulatory Research Associates, a group within S&P Global Market Intelligence ©2021 S&P Global Market Intelligence; RRA covered energy utilities Strong tailwinds across utility end markets support long-term growth 6 2020 utility capital expenditures increase to $130 billion (7.75% increase from the previous year) 2021 appears on track to be another record year for energy infrastructure investments (over 9% increase) 2022 and 2023 utility capex, compared with 2021, signal a potential decline in capital expenditures those years, it is anticipated that investments in both years will ultimately be successively higher Companies’ plans for future projects solidify and new opportunities arise in the years ahead Still remain above 2021 spend levels Considerable drivers exist to continue elevated spending over the next several years: Escalating demand to replace and modernize aging infrastructure Renewable portfolio standards of multiple states that include large expansions in low-carbon energy generation capacity Federal infrastructure investment plans that are intended to steer conversion of the nation’s power generation network to zero-carbon sources by 2035 Energy utility actual and estimated capital expenditures ($B) RRA Financial Focus - Utility Capital Expenditures Update Energy utility capex plans on track for a record-breaking 2021

6

FAVORABLE INDUSTRY TAILWINDS: AGING UTILITY INFRASTRUCTURE

CENTURI

Strong tailwinds across utility distribution end markets support long-term growth

Utility Distribution Outlook

Electric Utility Distribution

- Aging infrastructure will demand significant replacements and upgrades to maintain system performance
- Investment required to integrate renewable and distributed energy resources
- Increasing need for additional electricity generation to meet demand

Aging Electric Infrastructure[1]

Electrical Distribution infrastructure age relative to useful lifespan

- Near end of useful life
- At end of useful life
- Within useful life



Distribution Infrastructure
41%
4%
55%

Investments in Distribution Infrastructure[2]

($ in billions)

- Distribution Capex
- Distribution O&M



Recession Resilience
14 15 16 25 25 27 27 27 27 31 30 32 34 36 38 43
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Gas Utility Distribution

- Aging natural gas distribution infrastructure has caused meaningful public health and safety risks, driving utilities to a multi-decade replacement cycle
- This replacement cycle currently underway is regulatory-driven and has already been allocated funding

Crumbling Gas Infrastructure

Gas Distribution Pipelines Constructed[3]

(By decade)

- Pre-1940s
- 1940s
- 1950s
- 1960s
- 1970s
- 1980s
- 1990s
- 2000s



5%
2%
9%
15%
13%
16%
21%
19%

Nearly 45% of gas distribution infrastructure is near or at the end of its useful life of 40 years

Construction Spend on Distribution[3]

($ in billions)

Expenditures for new and replacement distribution mileage have experienced strong growth regardless of macroeconomic conditions



Recession Resilience
5 5 5 5 5 6 7 7 8 10 12 13 15 17
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

THINK AHEAD »

[1] Department of Energy
[2] Federal Energy Regulatory Commission
[3] American Gas Association; expenses include spending on distribution

38

6

FAVORABLE INDUSTRY TAILWINDS: NEW HIGH-GROWTH INFRASTRUCTURE END MARKETS

CENTURI

Strong tailwinds across related infrastructure end markets support long-term growth

Wireless and Renewable Energy

5G Datacom

- Small cell wireless density requires significant buildout, and existing utility infrastructure will be a key component to densification
- Utility infrastructure will require make-ready work to realign existing pole attachments to support 5G equipment

Global Small Cell New Deployments by Environment[2]
(Units in millions)



Enterprise
Urban
Residential and Rural
2.7
3.9
5.5
6.3
6.7
7.2
7.8
8.9
10.3
2017
2018
2019
2020
2021P
2022P
2023P
2024P
2025P

Energy Transition

- Renewable energy accounts for ~18% of U.S. energy mix and is projected to reach 31% by 2050[1] as utilities move away from fossil fuels
- Significant forthcoming buildout of renewable assets and supporting infrastructure

Accelerating U.S. Capacity and Investment[3]
(Units in gigawatts; $ in billions)



Operating Offshore Wind Capacity
Total Capital Investment
2 GW
4 GW
17
25 GW
108
37 GW
166
2020
2025P
2030P
2035P

[1] U.S. Energy Information Administration
[2] Small Cell Market Status Report – Small Cell Forum (December 2018)
[3] Wood Mackenzie

THINK AHEAD »
39

7

HIGHLY EXPERIENCED MANAGEMENT TEAM

CENTURI

Executive Leadership



Paul Daily
President & Chief Executive Officer



Kevin Neill
Executive Vice President, Chief Financial Officer & Treasurer



Richard Delaney
Executive Vice President, Chief Operating Officer



Rob Lyons
President, Centuri Power Group



Michael Cicchella, Jr.
Executive Vice President, Chief Administrative Officer



James Connell, Jr.
Executive Vice President, Chief Customer Officer



Steve Adams
Senior Vice President, Centuri Power Group

Experience

Paul Daily
- 35+ years of experience across senior leadership of infrastructure engineering and construction companies
- Joined Centuri in 2016 as CEO

Kevin Neill
- 30+ years of experience across financial reporting, accounting, investor relations and M&A
- Joined Centuri in 2012 as CFO of NPL Construction

Richard Delaney
- 34+ years of experience across operations and management experience leadership
- Joined Centuri in 2002 as President & COO of NPL Canada

Rob Lyons
- 40+ years of experience across operations and senior leadership of utility services companies
- Joined Centuri in 2018 as EVP of Electrical Transmission and Distribution

Michael Cicchella, Jr.
- 20+ years of experience in utility services companies managing M&A, IT, Safety, Fleet, Supply Chain and HR
- Joined Centuri in 2016 as SVP & CAO

James Connell, Jr.
- 25+ years of experience across various executive leadership roles driving customer and market development
- Joined Centuri in 2006 as Director of Supply Chain & Asset Mgmt. for NPL Construction

Steve Adams
- 35+ years of experience of operational leadership across the electric T&D industry (including President of PAR Electric, a >$1.6B business)
- Joined Centuri in 2019

Prior Companies

- Paul Daily: Earth Tech, IEA, Quanta Services, Inc., InfraSource
- Kevin Neill: Brown Homes, Catalytica, JDM Partners, Shea Homes
- Richard Delaney: Aecon
- Rob Lyons: InfraSource, Quanta Services, Inc.
- Michael Cicchella, Jr.: Osmose, InfraSource, ENI, IPS Integrated Pipeline Services, Inc.
- James Connell, Jr.: John Deere
- Steve Adams: AES Indiana, EEI Edison Electric Institute, ABB, PAR

THINK AHEAD »
Source: Centuri management
40

Historical financial summary

1 Free Cash flow defined as Compliance EBITDA – Maintenance Capex (as defined in the prior Credit Agreement); Conversion defined as (FCF / Compliance EBITDA) Centuri historical financial performance Source: Centuri financials Revenue Compliance EBITDA and Margin ($ in millions) ($ in millions) FCF and FCF Conversion1 ($ in millions) Capital Expenditures1 ($ in millions)

1 Free Cash flow defined as Adjusted EBITDA – Maintenance Capex; Conversion defined as (FCF / Adjusted EBITDA) 2 Total Capex excludes nonrecurring Capex during 2018 and 2019; includes cash purchase of PP&E + non-cash purchase of PP&E under capital lease obligations Riggs historical financial performance Revenue Adjusted EBITDA and Margin Source: Riggs financials ($ in millions) ($ in millions) FCF and FCF Conversion1 ($ in millions) >300 bps of margin expansion from 2019-2020 due to improved performance across both business segments, largely driven by Project Controls Group initiatives ($ in millions) Capital Expenditures1,2

Recent Performance Update Centuri Financial Summary Centuri Commentary YTD revenues increased $64 million y/y attributable to $24 million of incremental electric utility services work from expansion with existing customers and securing work with new customers. The additional increase in revenues was attributable to increased work under existing MSA and bid projects for gas customers in the central and eastern U.S. regions and Canada The YTD Q2’21 period included $12 million of storm support revenue, which was primarily realized in Q1, compared to $7 million during the prior year period YTD Q2’21 gross profit and compliance EBITDA was roughly flat compared to the prior year period, primarily due to higher costs (i.e., fuel, rent expense, payroll, subcontractor costs) and lower revenues from two large customers during the YTD period (due to timing and mix of projects), resulting in less favorable fixed cost utilization Riggs Commentary YTD Q2’21 revenue increased 19.5% y/y, largely attributable to base business growth and price escalators, ramping of new utility MSAs, and accelerated growth across 5G Datacom YTD Q2’21 gross profit and adjusted EBITDA margin expansion is driven by strong margin performance on overhead transmission projects and transition to additional unit price contract structures in certain business units Riggs Financial Summary Source: Centuri and Riggs financials | Note: Totals may not sum due to rounding

Conservative Financial policies Source: Centuri management Leverage Target total leverage profile of <3.0x Will increase leverage for key strategic M&A opportunities up to 4.0x Goal of quickly delevering to <3.0x total leverage within ~2 years; strong ability and willingness to deleverage Liquidity Estimated liquidity at close of >$300 million Target liquidity of $200 million for ongoing business needs Capital Deployment Continued dividends to SWX based on 50% of trailing 3-year average of U.S. generated Net Income SWX commitment to cover the remaining 20% equity buyout of Linetec from 2022-2024 Capital Structure Fully pre-payable capital structure to support deleveraging Long-term funding at attractive rates while preserving operating, strategic and financial flexibility Operating Philosophy Lower risk contract profile, focusing on recurring services MSA contracts with blue-chip utility operators; contract pricing structures heavily weighted towards unit price and time & materials vs. lump-sum fixed price

Appendix

Centuri Compliance EBITDA Reconciliation Source: Centuri financial information Centuri Compliance EBITDA Reconciliation

Riggs adjusted EBITDA Reconciliation Source: Riggs financial information & Quality of Earnings report Riggs Distler Adjusted EBITDA Reconciliation

Pro forma LegaL structure Include SWX on this slide too and its rating & a blurb that Centuri represents []% of revenue and net income for SWX How long SWX has owned etc. Slide 47 of 2018 lender deck is good starting point 1 80% owned by Centuri as of June 2021; remaining 20% equity to be purchased by 2024 2 Owns a 50% equity interest in W.S. Nicholls Western Construction Ltd. Centuri Group, Inc. Centuri Canada Division Inc. NPL Construction Co. Canyon Pipeline Construction, Inc. New England Utility Constructors, Inc. Linetec Services, LLC1 Riggs (Drum Parent, Inc) National Powerline LLC NPL Canada Ltd. W.S. Nicholls Construction Inc.2 Centuri U.S. Division, Inc. Centuri Oil & Gas Group LLC Centuri Power Group LLC Union Union Non-Union Union Non-Union Non-Union Union Union U.S. Borrower Canadian Borrower Source: Centuri management